UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 11, 2020

TANGER FACTORY OUTLET CENTERS, INC.
TANGER PROPERTIES LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

North Carolina	1-11986	56-1815473
(Tanger Factory Outlet Centers, Inc.)	(Tanger Factory Outlet Centers, Inc.)	(Tanger Factory Outlet Centers, Inc.)
North Carolina	333-03526-01	56-1822494
(Tanger Properties Limited Partnership)	(Tanger Properties Limited Partnership)	(Tanger Properties Limited Partnership)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3200 Northline Avenue, Suite 360, Greensboro, NC 27408
(Address of principal executive offices)
(336) 292-3010
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Tanger Factory Outlet Centers, Inc.:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value	SKT	New York Stock Exchange
Tanger Properties Limited Partnership:
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Tanger Factory Outlet Centers, Inc.: Emerging growth company ☐
Tanger Properties Limited Partnership: Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Tanger Factory Outlet Centers, Inc.: ☐
Tanger Properties Limited Partnership: ☐

Item 1.01 Entry into a Definitive Material Agreement

On June 11, 2020, Tanger Properties Limited Partnership (the “Operating Partnership”), a majority owned subsidiary of Tanger Factory Outlet Centers, Inc. (the “Company”), entered into a modification relating to the Operating Partnership's Third Amended and Restated Credit Agreement, a modification relating to the Operating Partnership's Third Amended and Restated Liquidity Credit Agreement and an amendment to the Operating Partnership's Second Amended and Restated Term Loan Agreement (all such modifications and amendments, the "Amendments"), primarily to maximize future covenant flexibility. The Amendments, among other things, allow the Operating Partnership to access the existing surge leverage provision, which provides for an increase to the maximum thresholds to 65% from 60% for total leverage and unsecured leverage, for twelve months starting July 1, 2020 (the "Covenant Relief Period"). Repurchases of the Company's common shares are prohibited during the Covenant Relief Period. Additionally, the Amendments provide definitional modifications related to the calculation of certain covenants, allow for cash balances in excess of $30 million (or debt maturing in the next 24 months, if less) to be netted from total liabilities and total asset values in certain covenant calculations, and calculate certain metrics on an adjusted annualized basis for calculation periods that end during the nine month period starting October 1, 2020.

The foregoing description of the Amendments does not constitute a complete description of, and is qualified in its entirety by reference to, the terms and conditions of each of the Amendments, which are attached hereto as Exhibits 10.1, 10.2 and 10.3.

Item 2.03 Creation of a Direct Financial Obligation

The disclosure required by this Item 2.03 is included in Item 1.01 and incorporated herein by reference.

Item 7.01   Regulation FD

A copy of the Company's press release announcing operational, balance sheet and governance updates is hereby furnished as Exhibit 99.1. The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specified otherwise. The information found on, or otherwise accessible through, the Company's website is not incorporated into, and does not form a part of, this current report on Form 8-K or any other report or document the Company files with or furnishes to the United States Securities and Exchange Commission.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits

The following exhibits are included with this Report:

Exhibit No.
10.1	June 2020 Modification relating to the Operating Partnership's Third Amended and Restated Credit Agreement
10.2	June 2020 Modification relating to the Operating Partnership's Third Amended and Restated Liquidity Credit Agreement
10.3	First Amendment to Second Amended and Restated Term Loan Agreement
99.1	Press release dated June 15, 2020 announcing operational, balance sheet and governance updates
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded with the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 15, 2020

TANGER FACTORY OUTLET CENTERS, INC.

By:	/s/	James F. Williams
James F. Williams
Executive Vice President, Chief Financial Officer

TANGER PROPERTIES LIMITED PARTNERSHIP

By: TANGER GP TRUST, its sole general partner

By:	/s/	James F. Williams
James F. Williams
Vice President and Treasurer (Principal Financial Officer)